[USAA                    USAA TAX EXEMPT LONG-TERM FUND
EAGLE                       USAA CALIFORNIA BOND FUND
LOGO (R)]                    USAA VIRGINIA BOND FUND
                        USAA FLORIDA TAX-FREE INCOME FUND
                          SUPPLEMENT DATED MAY 20, 2008
                            TO EACH FUND'S PROSPECTUS
                              DATED AUGUST 1, 2007


Robert Pariseau, vice president of Fixed Income Mutual Fund Portfolios and co-manager of the Tax Exempt Long-Term Fund, California Bond Fund, Virginia Bond Fund, and Florida Tax-Free Income Fund announced his retirement from USAA Investment Management Company effective May 31, 2008. He joined the company in 1984, advancing to assistant vice president in 1995 and to his current position in 2004. John Bonnell will remain as portfolio manager for these funds.


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